                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                  FORM 8-K/A

                                 CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  JUNE 30, 1997

                                ---------------

                          ASCEND COMMUNICATIONS, INC.
             (Exact name of registrant as specified in its charter)


            DELAWARE                     0-23774                 94-3092033
(State or other jurisdiction of    (Commission File Number)   (I.R.S. Employer)
incorporation or organization)                               Identification No.)



                  ONE ASCEND PLAZA
              1701 HARBOR BAY PARKWAY                     94502
                ALAMEDA, CALIFORNIA
    (Address of principal executive offices)            (Zip Code)



      Registrant's telephone number, including area code:  (510) 769-6001

                                  Not applicable.
         -------------------------------------------------------------
         (Former name or former address, if changed since last report)

                                       1
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Item 7.       Financial Statements and Exhibits.

        (a)   Financial Statements of Business Acquired.

        The financial statements of Cascade Communications Corp. ("Cascade") which are required pursuant to Rule 3-05 of Regulation S-X were previously reported in Cascade's Annual Report on Form 10-K, as filed with the Securities and Exchange Commission (the "SEC") on March 14, 1997 and Cascade's Quarterly Report on Form 10-Q, as filed with the SEC on April 25, 1997, and pursuant to General Instruction B.3. of Form 8-K, are incorporated herein by reference.

        The pro forma financial statements and pro forma information of Sahara Networks, Inc. were previously reported in Ascend Communications, Inc. ("Ascend" or the "Company") Registration Statement on Form S-4 filed with the SEC on April 16, 1997 and pursuant to general instruction B.3. of Form 8-K, are incorporated herein by reference.

        (b)   Financial Information.

           i)  Restated

        The unaudited condensed consolidated financial statements of Ascend as of June 30, 1997 and for the six month periods ended June 30, 1997 and 1996 appear as Exhibit 99.1 to this Current Report on Form 8-K/A and are incorporated herein by this reference.

          ii)  Pro Forma

        The unaudited pro forma condensed consolidated statements of income for each of the three years in the period ended December 31, 1996 appear as Exhibit
99.2 to this Current Report on Form 8-K/A and are incorporated herein by this reference.

         iii)  Historical

        The financial statements of Ascend, previously reported in Ascend's Registration Statement on Form S-4 as filed with the SEC on April 16, 1997, and Ascend's Quarterly Report on Form 10-Q, as filed with the SEC on April 25, 1997, are incorporated herein by this reference.

        (c)   Exhibits.

Exhibit No.             Description
-----------             -----------
23.1                    Consent of Ernst & Young LLP, Independent Auditors.

23.2                    Consent of Independent Accountants.

23.3                    Consent of Ernst & Young LLP, Independent Auditors.

99.1                    Unaudited Condensed Consolidated Financial Statements.

99.2                    Unaudited Pro Forma Condensed Consolidated Financial
                        Statements.


        Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has caused this report to be signed on it behalf by the undersigned hereunto duly authorized.

                                        ASCEND COMMUNICATIONS, INC.



July 30, 1997                           By: /s/ Michael J. Johnson
                                            ----------------------
                                            Chief Accounting Officer

                                 EXHIBIT INDEX

Exhibit No.             Description
-----------             -----------
23.1                    Consent of Ernst & Young LLP, Independent Auditors.

23.2                    Consent of Independent Accountants.

23.3                    Consent of Ernst & Young LLP, Independent Auditors.

99.1                    Unaudited Condensed Consolidated Financial Statements.

99.2                    Unaudited Pro Forma Condensed Consolidated Financial
                        Statements.